SHORT-TERM BORROWINGS AND LONG-TERM LOAN (Short-Term Loans Outstanding) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Property plant and equipment, Land use right	¥ 50,000	$ 7,685	¥ 60,000
Bills receivable	0	0	0	¥ 0
Guarantee company	0	0	3,300	6,650
Restricted cash		0
Loans outstanding	¥ 50,000	$ 7,685	¥ 63,330	¥ 6,650